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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of the earliest event reported)   September 11, 1998
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                         SYKES ENTERPRISES, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


                 0-28274                                                          56-1383460
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        (Commission File Number)                                       (IRS Employer Identification No.)


   100 North Tampa Street, Suite 3900
             Tampa, Florida                                                       33602-5089
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(Address of Principal Executive Offices)                                          (Zip Code)


                                 (813) 274-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.

Sykes Enterprises, Incorporated hereby amends its Form 8-K dated September 11, 1998 to delete Item 7(a) and (b) of such Form 8-K. Financial statements and the pro forma financial information pursuant to Item 7 of Form 8-K is not required to be furnished with respect to the acquisition by Sykes Enterprises, Incorporated of the remaining 50% interest of SHPS, Inc. (formerly Sykes HealthPlan Services, Inc.)


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                                      Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Sykes Enterprises, Incorporated

         November 25, 1998                By: /s/  Scott J. Bendert
                                          --------------------------------------
                                          Scott J. Bendert
                                          Senior Vice President-Finance
                                          Treasurer and Chief Financial Officer



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